Exhibit 10.244

THIS INSTRUMENT PREPARED BY Reid H. Harbin, Esq. HARBIN & MILLER, LLC 3085 E. Shadowlawn Ave. Atlanta, Georgia 30305

Cross Reference to Mortgage and Security Agreement recorded as Instrument No. 2012025981 and Assignment of Leases and Rents recorded as Instrument No. 2012025982, recorded in Pulaski County, Arkansas records.

FIRST MODIFICATION OF NOTE AND FIRST MODIFICATION OF MORTGAGE AND SECURITY AGREEMENT

THIS FIRST MODIFICATION OF NOTE AND FIRST MODIFICATION OF MORTGAGE AND SECURITY AGREEMENT (“Modification”) made and entered into as of the 30th day of November, 2012, by and between APH&R PROPERTY HOLDINGS, LLC (“Borrower”) and Metro City Bank (“Lender”).

W I T N E S S E T H:

WHEREAS, Borrower executed and delivered to Lender that certain Promissory Note and Mortgage and Security Agreement dated April 30, 2012, in the principal amount of Three Million Four Hundred Twenty-Five Thousand Five Hundred and No/100 Dollars ($3,425,500.00), being payable on the terms and conditions specified therein (hereinafter referred to as the “Note” and “Mortgage”);

WHEREAS, Borrower and Lender internally extended the Maturity Date of the Note from September 1, 2012 to December 1, 2012;

WHEREAS, Borrower and Lender have agreed to further amend the Note and to amend the Mortgage as set forth herein and effectuate hereby their agreement in this regard.

NOW, THEREFORE, for and in consideration of the foregoing premises and the sum of Ten and No/100 Dollars ($10.00) cash in hand paid by each party hereto to the other, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

1.

The Maturity Date of the Note and Mortgage is extended from December 1, 2012 to December 31, 2012.

2.

Except as modified and amended hereby, the Note and Mortgage shall be and remain in full force and effect and unchanged. This Modification is not intended to be nor shall it constitute a novation of the Note or the indebtedness evidenced thereby. Borrower hereby ratifies, confirms and approves the Note and Mortgage as modified herein, and agrees that the same constitutes the valid and binding obligations of Borrower, enforceable by Lender in accordance with their terms. Any references to the Note and Mortgage in any other document evidencing, securing or otherwise relating to the indebtedness evidenced by the Note and Mortgage shall mean and refer to the Note and Mortgage as modified and amended hereby.

3.

This Modification and the rights and obligations of the parties thereunder shall in all respects be governed by, construed and enforced in accordance with federal law and the laws of the State of Georgia, except and only to the extent of procedural matters related to the perfection and enforcement of Lender’s rights and remedies against the Property, which matters shall be governed by the laws of the state of Arkansas. However, in the event that the enforceability or validity of any provision of this Modification is challenged or questioned, such provision shall be governed by which whichever applicable state or federal law would uphold or would enforce such challenged or questioned provision. The loan transaction which is evidenced by this Modification and the Note has been applied for, considered, approved and made, and all necessary loan documents have been accepted by Lender in the State of Georgia.

4.

This Modification shall bind and inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns.

IN WITNESS WHEREOF, Borrower has caused its duly authorized agent to execute this Modification and affix its official seal hereto and Lender has caused its duly authorized officer to execute this Modification and affix its ofiicial seal hereto, all effective as of the day, month and year first above written.

BORROWER:

APH&R PROPERTY HOLDINGS, LLC

By:	/s/ Christopher F. Brogdon	(L.S.)
Christopher F. Brogdon, Manager

STATE OF GEORGIA	)
	) SS.	ACKNOWLEDGEMENT
COUNTY OF FULTON	)

On this 30th day of November, in the year 2012, before me, the undersigned, a Notary Public in and for said County and State, personally appeared Christopher F. Brogdon, Manager of APH&R PROPERTY HOLDINGS, LLC, a Georgia limited liability company authorized to transact business in Arkansas, and thereupon he acknowledged under oath to my satisfaction that he is the person who executed the within instrument, and that he executed said instrument on behalf of the company as its voluntary act and was authorized to do so.

Signature:	/s/ Ellen W. Smith
Notary Public in and for said County and State

My Commission Expires:
	(NOTARIAL SEAL)	[SEAL]

LENDER:
Signed, sealed and delivered in the presence of:
METRO CITY BANK

/s/ [ILLEGIBLE]
Witness	By:	/s/ Alison Kim
	Name:	Alison Kim
	Title:	Lending Officer

[SEAL]
/s/ Eumean Eom
Notary Public	[BANK SEAL]
(affix seal and commission expiration date)
[SEAL]

STATE OF GEORGIA	)
	) SS.	ACKNOWLEDGEMENT
COUNTY OF GWINNETT	)

On this 29th day of November, in the year 2012, before me, the undersigned, a Notary Public in and for said County and State, personally appeared Alison Kim, Lending Officer of Metro City Bank, a Georgia banking corporation and thereupon he/she acknowledged under oath to my satisfaction that he/she is the person who executed the within instrument, and that he/she executed said instrument on behalf of the corporation as its voluntary act and was authorized to do so.

Signature:	/s/ Eumean Eom
Notary Public in and for said County and State

My Commission Expires:	6-10-2013	[SEAL]
(NOTARIAL SEAL)

CONFIRMATION OF GUARANTY

THIS CONFIRMATION, made and entered into this 30th day of November, 2012, between METRO CITY BANK (hereinafter referred to as “Lender”) and AdCare Health Systems, Inc., (hereinafter referred to as the “Guarantor”).

W I T N E S S E T H:

WHEREAS, Guarantor, on or about April 30, 2012, did in fact execute that certain Guaranty (hereinafter referred to as “Guaranty”) in order to induce METRO CITY BANK to make a loan in the amount of Three Million Four Hundred Twenty-Five Thousand Five Hundred and No/100 Dollars ($3,425,500.00) (“Loan”) to APH&R PROPERTY HOLDINGS, LLC (hereinafter referred to as “Borrower”); and

WHEREAS, Lender and Borrower have agreed to renew and extend the term of the Note; and

WHEREAS, the Guarantor and Lender are desirous of confirming the unconditional, continual and unlimited Guaranty of the Guarantor; and

NOW, THEREFORE, for the purpose of conforming the same to the intentions of the parties herein and for and in consideration of the covenants and agreements herein set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor and Lender hereby covenant and agree as follows:

ONE

The Note has been renewed in the original principal amount Three Million Four Hundred Twenty-Five Thousand Five Hundred and No/100 Dollars ($3,425,500.00) and the maturity date of said Note has been extended to December 31, 2012;

TWO

The Guaranty is unconditional, continual and unlimited;

THREE

The Guaranty shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and affixed their seals this 30th day of November, 2012.

GUARANTOR:

AdCare Health Systems, Inc.

/s/ [ILLEGIBLE]	By:	/s/ Christopher F. Brogdon
Witness	Christopher F. Brogdon, Vice Chairman and
Chief Acquisition Officer

[CORPORATE SEAL]

LENDER:

METRO CITY BANK

	BY:	/s/ Alison Kim
/s/ [ILLEGIBLE]	NAME:	Alison Kim
Witness	TITLE:	Lending Officer

[BANK SEAL]

[SEAL]

2

CONFIRMATION OF GUARANTY

THIS CONFIRMATION, made and entered into this 30th day of November, 2012, between METRO CITY BANK (hereinafter referred to as “Lender”) and APH&R NURSING, LLC, (hereinafter referred to as the “Guarantor”).

W I T N E S S E T H:

WHEREAS, Guarantor, on or about April 30, 2012, did in fact execute that certain Guaranty (hereinafter referred to as “Guaranty”) in order to induce METRO CITY BANK to make a loan in the amount of Three Million Four Hundred Twenty-Five Thousand Five Hundred and No/100 Dollars ($3,425,500.00) (“Loan”) to APH&R PROPERTY HOLDINGS, LLC (hereinafter referred to as “Borrower”); and

WHEREAS, Lender and Borrower have agreed to renew and extend the term of the Note; and

WHEREAS, the Guarantor and Lender are desirous of confirming the unconditional, continual and unlimited Guaranty of the Guarantor; and

NOW, THEREFORE, for the purpose of conforming the same to the intentions of the parties herein and for and in consideration of the covenants and agreements herein set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor and Lender hereby covenant and agree as follows:

ONE

The Note has been renewed in the original principal amount Three Million Four Hundred Twenty-Five Thousand Five Hundred and No/100 Dollars ($3,425,500.00) and the maturity date of said Note has been extended to December 31, 2012;

TWO

The Guaranty is unconditional, continual and unlimited;

THREE

The Guaranty shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and affixed their seals this 30th day of November 2012.

GUARANTOR:

APH&R NURSING, LLC

/s/ [ILLEGIBLE]	By:	/s/ Christopher F. Brogdon	(L.S.)
Witness	Christopher F. Brogdon, Manager

LENDER:

METRO CITY BANK

	BY:	/s/ Alison Kim
/s/ [ILLEGIBLE]	NAME:	Alison Kim
Witness	TITLE:	Lending Officer

[BANK SEAL]

[SEAL]

2